UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 25, 2006
FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	33-64304	81-0331430

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street, Billings, MT	59116

(Address of principal executive offices)	(Zip Code)
(406) 255-5390

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.
     On May 25, 2006, the Board of Directors of First Interstate BancSystem, Inc. (“FIBS” or the “Company”) passed a resolution amending Exhibit A, Terms and Conditions of FIBS 2006 Stock Option Benefit, to the 2006 Equity Compensation Plan (the “Plan”) effective immediately prior to the award of benefits under the Plan.
     Exhibit A was amended to require Plan participants to exercise all vested portions of stock options issued under the Plan within 30 days of receiving written notification from the Company of its determination that a Plan participant has engaged in competition with the Company.
Item 9.01Financial Statements and Exhibits.

Exhibits

4.14	2006 Equity Compensation Plan, as amended and restated.

4.15	Form of Stock Option Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 25, 2006

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ LYLE R. KNIGHT
Lyle R. Knight
President and Chief Executive Officer

3